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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                             STOCK OPTION AGREEMENT

                THIS STOCK OPTION AGREEMENT (this "Agreement"), dated as of January 21, 2002, is by and between Temple-Inland Inc., a Delaware corporation ("Parent"), and Gaylord Container Corporation, a Delaware corporation (the "Company").

                                 W I T N E S S E T H

                WHEREAS, Parent, Temple-Inland Acquisition Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of Parent ("Merger Subsidiary"), and the Company, concurrently with the execution and delivery of this Agreement, will enter into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), providing for, among other things, the acquisition of the Company by Parent by means of a cash tender offer for all of the outstanding shares of Company Common Stock (as defined in Section 1.1) and for the subsequent merger of Merger Subsidiary with and into the Company (the "Merger") upon the terms and subject to the conditions set forth in the Merger Agreement; and

                WHEREAS, as a condition to the willingness of Parent and Merger Subsidiary to enter into the Merger Agreement, Parent and Merger Subsidiary have required that the Company agree, and in order to induce Parent and Merger Subsidiary to enter into the Merger Agreement the Company has agreed, to grant Parent the Option (as hereinafter defined) upon the terms and subject to the conditions of this Agreement.

                NOW THEREFORE, in consideration of the execution and delivery by Parent and Merger Subsidiary of the Merger Agreement and the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Parent and the Company hereby agree as follows:


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                                    ARTICLE I

                                   THE OPTION

                          Section 1.1 Grant of Option. The Company hereby grants to Parent an irrevocable option (the "Option") to purchase up to such number of newly-issued shares (the "Shares") of Class A Common Stock, par value $.0001 per share, of the Company (the "Company Common Stock") as is equal to 19.9% of the Shares outstanding on the date of exercise of the Option at a purchase price per share of $1.17 (the "Exercise Price"), in the manner set forth in Sections 1.2 and 1.3 of this Agreement. The number of Shares that may be received upon the exercise of the Option and the Exercise Price are subject to adjustment as herein set forth. This Agreement shall terminate, and the Option hereby granted shall expire, on the earliest of (i) the Effective Time (as defined in the Merger Agreement) and (ii) the termination of the Merger Agreement.

                           Section 1.2 Exercise Of Option. At any time or from time to time prior to the termination of the Option in accordance with the terms of this Agreement, Parent (or its designee) may exercise the Option, in whole or in part, if on or after the date hereof, Merger Subsidiary accepts for payment pursuant to the Offer (as defined in the Merger Agreement) shares of Company Common Stock constituting more than 66 2/3% but less than 90% of the shares of Company Common Stock then outstanding on a fully diluted basis and the exercise of the Option would result in Merger Subsidiary and its affiliates holding shares of Company Common Stock representing 90% or more of the shares of Company Common Stock then outstanding on a fully diluted basis.

                           In the event that Parent wishes to exercise all or any part of the Option, Parent shall give written notice (the "Option Notice," with the date of the Option Notice being hereinafter called the "Notice Date") to the Company, specifying the number of Shares it will purchase and a place and date (not earlier than three nor later than 20 business days from the Notice Date) for closing such purchase (a "Closing"). Parent's obligation to purchase Shares, and the Company's obligation to issue Shares, upon any exercise of the option is subject (at its election) to the conditions that (i) no preliminary or permanent injunction or other order against the purchase, issuance or delivery of the Shares issued by any Federal, state or foreign court of competent jurisdiction shall be in effect (and no action or proceeding shall have been commenced or threatened for purposes of obtaining such an injunction or order) and (ii) any applicable waiting period under the HSR Act (as defined in the Merger Agreement) and any foreign antitrust or

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          competition laws and regulations shall have expired and (iii) there shall have been no material breach of the representations, warranties, covenants or agreements of the other party contained in this Agreement or the Merger Agreement; provided, however, that any failure by Parent to purchase Shares, or any failure by the Company to issue Shares, upon exercise of the Option at any Closing as a result of the nonsatisfaction of any of such conditions shall not affect or prejudice Parent's right to purchase such Shares upon the subsequent satisfaction of such conditions.

                           Section 1.3 Purchase of Shares. At any Closing, (i) the Company will deliver to Parent the certificate or certificates representing the number of Shares being purchased in proper form for transfer upon exercise of the Option in the denominations designated by Parent in the Option Notice, and, if the Option has been exercised in part, a new Option evidencing the rights of Parent to purchase the balance of the Shares subject thereto, and (ii) Parent shall pay the aggregate purchase price for the Shares to be purchased by wire transfer to a bank account designated in writing by the Company in an amount equal to the Exercise Price times the number of shares to be purchased.

                           Section 1.4 Adjustments Upon Share Issuances, Changes in Capitalization, etc. (a) In the event of any change in Company Common Stock or in the number of outstanding shares of Company Common Stock by reason of a stock dividend, split-up, recapitalization, combination, exchange of shares or similar transaction or any other change in the corporate or capital structure of the Company (including, without limitation, the declaration or payment of a dividend of cash, securities or other property), the type and number of the Shares to be issued by the Company upon exercise of the Option shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that Parent shall receive upon exercise of the Option the number and class of shares or other securities or property that Parent would have received with respect to the Company Common Stock if the Option had been exercised immediately prior to such event or the record date therefor, as applicable, and such Company Common Stock had elected to the fullest extent it would have been permitted to elect, to receive such securities, cash or other property.

                           (b) In the event that the Company shall enter into an agreement (i) to consolidate with or merge into any person, other than Parent or one of its subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Parent or one of its subsidiaries, to merge into the Company and the Company shall be the continuing or surviving corporation, but, in

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          connection with such merger, the then outstanding shares of Company
          Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other person or cash or any other property, or the then outstanding shares of Company Common Stock shall after such merger represent less than 50% of the outstanding shares and share equivalents of the surviving corporation or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Parent or one of its subsidiaries, then, and in each such case, proper provision shall be made in the agreements governing such transaction so that Parent shall receive upon exercise of the Option the number and class of shares or other securities or property that Parent would have received with respect to Company Common Stock if the Option had been exercised immediately prior to such transaction or the record date therefor, as applicable, and such Company Common Stock had elected to the fullest extent it would have been permitted to elect, to receive such securities, cash or other property.

                          (c) The rights of Parent under this Section 1.4 shall be in addition to, and shall in no way limit, its rights against the Company for any breach of the Merger Agreement.

                          (d) The provisions of this Agreement shall apply with appropriate adjustments to any securities for which the Option becomes exercisable pursuant to this Section 1.4.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                           The Company hereby represents and warrants to Parent as follows:

                          Section 2.1 Authority Relative to this Agreement. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company, and no other corporate proceeding on the part of the Company is necessary to authorize this Agreement or for the Company to consummate such transactions. This Agreement has been duly and validly executed and delivered by the Company and,

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          assuming this Agreement constitutes the legal, valid and binding obligation of Parent, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws, now or hereafter in effect, relating to or affecting creditors' rights and remedies and to general principles of equity.

                           Section 2.2 No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by the Company do not, and the consummation of the transactions contemplated by and compliance with the provisions of this Agreement will not, (i) conflict with or violate the Certificate of Incorporation or By-laws of the Company, in each case as amended to the date of this Agreement,
          (ii) conflict with or violate any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or by which the Company is bound or affected, (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance of any kind on any of the Shares pursuant to, any agreement, contract, indenture, notice or instrument to which the Company is a party or by which the Company is bound or affected, or (iv) except for applicable requirements, if any, of the HSR Act, the Exchange Act and the Securities Act of 1933, as amended (the "Securities Act"), require any filing by the Company with, or any permit, authorization, consent or approval of, any governmental or regulatory authority, domestic or foreign.

                           Section 2.3 Option Shares. The Company has taken all necessary corporate action to authorize and reserve for issuance such number of Shares as may be issuable upon exercise of the Option, and the Shares, when issued and delivered by the Company to Parent upon exercise of the Option, will be duly authorized, validly issued, fully paid and nonassessable shares of Company Common Stock, and will be free and clear of any preemptive rights, security interests, liens, claims, pledges, charges or encumbrances of any kind.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF PARENT

                           Parent hereby represents and warrants to the Company as follows:

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                           Section 3.1 Authority Relative to this Agreement.
          Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Parent has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby have been duly authorized by the Board of Directors of Parent, and no other corporate proceeding on the part of Parent is necessary to authorize this Agreement or for Parent to consummate such transactions. This Agreement has been duly executed and delivered by Parent and, assuming this Agreement constitutes the legal, valid and binding obligation of the Company, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws, now or hereafter in effect, relating to or affecting creditors' rights and remedies and to general principles of equity.

                           Section 3.2 No Conflict, Required Filing and
          Consents. The execution and delivery of this Agreement by Parent do not, and the consummation of the transactions contemplated by and compliance with the provisions of this Agreement will not, (i) conflict with or violate the Certificate of Incorporation or By-laws of Parent, in each case as amended to the date of this Agreement, (ii) conflict with or violate any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or by which Parent is bound or affected, (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, contract, indenture, note or instrument to which Parent is a party or by which it is bound or affected or (iv) except for applicable requirements, if any, of the HSR Act, the Exchange Act, and the Securities Act, require any filing by Parent with, or any permit, authorization, consent or approval of, any governmental or regulatory authority, domestic or foreign, except in the case of each of the foregoing clauses (i) through (iv) for any such conflicts, violations, breaches, defaults, failures to file or obtain the consent or approval of, or other occurrences that would not cause or create a material risk of non-performance or delayed performance by Parent of its obligations under this Agreement.

                           Section 3.3 Investment Intent. The purchase of Shares pursuant to this Agreement is for the account of Parent for the purpose of investment and not with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act and the rules and regulations promulgated thereunder.

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                                   ARTICLE IV

                              ADDITIONAL AGREEMENTS

                           Section 4.1 Transfer of Shares; Restrictive Legend. Parent agrees to the placement on the certificate(s) representing the Shares of the following legend:

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

          It is understood and agreed that the reference to restrictions arising under the Securities Act in the above legend will be removed by delivery of substitute certificate(s) without such reference if such Shares have been sold in compliance with the registration and prospectus delivery requirements of the Securities Act or Parent has delivered to the Company a copy of a letter from the staff of the Securities and Exchange Commission, or an opinion of counsel in form and substance reasonably satisfactory to the Company and its counsel, to the effect that such legend is not required for purposes of the Securities Act.

                           Section 4.2 Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, Parent and the Company shall each use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. Each party shall promptly consult with the other and provide any necessary information and material with respect to all filings made by such party with any governmental or regulatory authority in connection with this Agreement or the transactions contemplated hereby.

                           Section 4.3 Further Assurances. The Company shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Parent the power to carry out the provisions of this Agreement. If Parent shall exercise the Option, or any portion thereof, in accordance with the terms of this Agreement, the Company shall, without additional consideration, execute and deliver all such further documents and instruments and take all such further action as Parent may reasonably request for the purpose of effectively carrying out the transactions

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          contemplated by this Agreement.

                           Section 4.4 Survival. All of the representations, warranties and covenants contained herein shall survive a Closing and shall be deemed to have been made as of the date hereof and as of the date of each Closing.

                                    ARTICLE V

                                  MISCELLANEOUS

                           Section 5.1 Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto and specifically referencing this Agreement.

                           Section 5.2 Notices. All notices, requests and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) or by telecopy (with copies by overnight courier) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                 (a)        if to Parent, to

                            Temple-Inland Inc.
                            303 South Temple Drive
                            Diboll, TX 75941
                            Attention: M. Richard Warner, Esq.
                            Fax:  936-829-3333

                            with a copy to (which shall not constitute notice):

                            Skadden, Arps, Slate, Meagher & Flom LLP
                            1440 New York Avenue, N.W.
                            Washington, DC  20005
                            Attention:  Stephen W. Hamilton, Esq.
                            Fax:  202-393-5760

                 (b)        if to the Company, to

                            Gaylord Container Corporation

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                            500 Lake Cook Road, Suite 400
                            Deerfield, IL 60015
                            Attention: Daniel P. Casey
                            Fax:  847-405-5628

                            with a copy to (which shall not constitute notice):

                            Kirkland & Ellis
                            200 East Randolph Drive
                            Chicago, IL  60601
                            Attention:  William S. Kirsch, P.C.
                                        John A. Schoenfeld
                            Fax:  312-861-2200

                           Section 5.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

                           Section 5.4 Entire Agreement; No Third-Party
          Beneficiaries. This Agreement and the Merger Agreement (including the documents and the instruments referred to herein and therein): (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                           Section 5.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

                           Section 5.6 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties; any instrument purporting to make such assignment shall be void. Notwithstanding the foregoing, the rights and obligations of Parent hereunder may, upon written notice to the Company prior to or promptly following such action, be assigned by Parent to any of its corporate affiliates so long as such party remains an affiliate of

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          Parent, but no such transfer shall relieve Parent of its obligations hereunder if such transferee does not perform such obligations. Subject to the first sentence of this Section 5.6, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

                           Section 5.7 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a Federal or state court sitting in the State of Delaware.

                           Section 5.8 Severability. Any term or provision of this Agreement that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

                            [Signature pages follow]

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                    IN WITNESS WHEREOF, each of Parent and the Company have
    caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the date first above written.

                                            TEMPLE-INLAND INC.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            GAYLORD CONTAINER CORPORATION

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

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